UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 16, 2009
DIEBOLD, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4879	34-0183970

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

599 Mayfair Road, P.O. Box 3077, North Canton, Ohio	44720-8077

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 490-4000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The Board of Directors (the “Board”) of Diebold, Incorporated (the “Company”) elected Mei-Wei Cheng as a member of the Board to fill a vacancy on June 16, 2009, effective August 1, 2009. The Board has also, upon the recommendation by the Board Governance Committee of the Board, elected Mr. Cheng to serve as a member of the Audit Committee of the Board. As a non-employee director, Mr. Cheng will receive compensation in the same manner as the Company’s other non-employee directors, which compensation the Company previously disclosed in its definitive proxy statement on Schedule 14A, filed with the SEC on March 10, 2009.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description

99.1	News Release of Diebold, Incorporated dated August 5, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIEBOLD, INCORPORATED
By:	/s/Chad F. Hesse
Chad F. Hesse
Senior Corporate Counsel and Corporate Secretary

Date: August 11, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release of Diebold, Incorporated dated August 5, 2009.